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                                                                   Exhibit 10.15

                Mobile Value-added Service Cooperation Agreement
                                With China Unicom

                           Serial No. CUVAS-A2004-052
                                      ---------------

Party A: China Unicom Co., Ltd.

Party B: Hurray! Solutions Ltd.

                              Date: March 29, 2004

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                                Table of Contents

Preface
Chapter 1     Purpose
Chapter 2     Definition
Chapter 3     Scope of Cooperation and Working Interface
Chapter 4     Customer Service Management Interface
Chapter 5     Security of Mobile Value-added Service
Chapter 6     Billing and Settlement
Chapter 7     Intellectual Property and Confidentiality
Chapter 8     Liability for Breach and Dispute Resolution
Chapter 9     Force Majeure
Chapter 10    Amendment or Termination
Chapter 11    Withdraw
Chapter 12    Contact and Bank Account
Chapter 13    Effectiveness and Miscellaneous

Exhibit 1:    Interface Maintenance Responsibilities of the Parties
Exhibit 2:    Information Source's Guarantee Letter Concerning the Security of
                 Networking Information
Exhibit 3:    List of Information Concerning Party B's Mobile Value-added
                 Service
Signature page

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                            List of Service Exhibits

Exhibit 4:    SMS
Exhibit 5:    Voice Value-added Service
Exhibit 6:    WAP Services
Exhibit 7:    U-Mail
Exhibit 8:    BREW
Exhibit 9:    JAVA
Exhibit 10:   U-Map Based on SMS Platform
Exhibit 11:   U-Map Based on WAP Platform
Exhibit 12:   U-Map Based on BREW Platform
Exhibit 13:   U-Map Based on JAVA Platform
Exhibit 14:   Mobile Stock Trading based on Securities E-commerce Platform
Exhibit 15:   Power of Attorney and Signature Stamp of Authorized
                 Representatives

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                                     Preface

1. This Cooperation Agreement (this "Agreement") is entered into as of March 29, 2004 in Beijing, by and between the following parties:

Party A: China Unicom Co., Ltd. (hereinafter referred to as the "Party A"), a corporation established and existing in accordance with the laws of the People's Republic of China, with registered office at Jia No.133 North Xidan Street, Xicheng District, Beijing, People's Republic of China, its legal representative is Wang Jiannan;

Party B: Hurray! Solutions Ltd. (hereinafter referred to as the "Party B"), a corporate legal person established and existing under the laws of the People's Republic of China, with its registered office at Room 305 China Resources Building, 8 Jian Guo Men Bei Street, Dongcheng District, Beijing, its legal representative is Xiang Songzuo.

2. Scope of Application: This Agreement comprises the body text and Exhibits. The body text of this Agreement provides the rights that may be exercised and the obligations that shall be performed by the parties hereto. Exhibits provides in detail respective rights and obligations of the parties according to the classification of services, which will be delivered by Party A upon Party B's application for the activation of relevant service. In addition to the mandatory execution of the body text hereof (also includes Exhibit 1, Exhibit 2 and Exhibit 3), the parties hereto may also execute Exhibit 15 if it is necessary under actual circumstances, and may select to execute the following Exhibits (the serial number of which can be found on the Exhibits) corresponding to relevant services under cooperation between the parties:

(1)  SMS: Exhibit 4
(2)  Voice Value-added Service: Exhibit 5
(3)  WAP: Exhibit 6
(4)  U-Mail: Exhibit 7
(5)  BREW: Exhibit 8 (including Schedule 1 and Schedule 2)
(6)  JAVA: Exhibit 9
(7)  U-Map Based on SMS Platform: Exhibit 10
(8)  U-Map Based on WAP Platform: Exhibit 11
(9)  U-Map Based on BREW Platform: Exhibit 12
(10) U-Map Based on JAVA Platform: Exhibit 13
(11) Mobile Stock Trading based on Securities E-commerce Platform: Exhibit 14
(12) One or more Exhibits executed by both parties shall constitute an integral part of this Agreement, having the same legal effect as the body text hereof.

     Party A may activate other mobile value-added service in the future, and will provide relevant Exhibit to this agreement that stipulates the terms of cooperation with Party B in the newly activated service. If this Agreement has been executed by the parties hereto, the Exhibits concerning newly activated mobile value-added service shall automatically become part of this Agreement, whether the service Exhibits have been executed or not. If this Agreement has not been executed, both parties shall execute the body text of this Agreement (including Exhibit 1, Exhibit 2 and Exhibit 3) in addition to the Exhibits concerning newly activated mobile value-added service, and may select to execute
Exhibit 15.

3. Both parties may execute one or more Exhibit(s) according to the application for cooperation of mobile value-added service. If the parties hereto intend to increase mobile

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value-added service, they shall negotiate to execute relevant Exhibit set forth in Section 2 of this Preface.

4. Both parties shall observe special provisions under the Exhibits hereto concerning certain services. If there is any discrepancy between the provisions of the body text of this Agreement and the Exhibits, the provisions of Exhibits shall prevail. Unless otherwise defined or agreed in relevant Exhibit, the terms used in this Agreement shall have the meaning defined in the body text hereof. Terms without definition herein shall be interpreted within the context of this Agreement and the Exhibits, and, failing such an interpretation, such terms shall be interpreted in light of the actual application, industrial practice, and standards promulgated by the State authority in charge of information industry.

                                Chapter 1 Purpose

Whereas:

1. Party A is a telecommunication operator approved by the authority in charge of information industry under the State Council to provide the general public nationwide with basic telecom service and VAT telecom service, with its own telecom infrastructure network, data service platform, service sale system, and tremendous customer base. Party A has the full authority to execute and perform this Agreement.

2. Party B is a content provider ("CP")/service provider (SP") that lawfully provides mobile data contents/services, qualified to operate the cooperation service under this Agreement, and has been granted with the following certifications:

     a.   Corporate Person Business License (No. 1100002088140 (1-1))
                                             -----------------------

     b.   Operation License for Telecom and Information Service (No. 020184) or
                                                                 ----------

     c.   Operation License for Telecom VAS (No.          )
                                                ----------

     d. Such certificates of qualifications and/or acceptance of service testing approved by Party A.

     Party B has the full authority to execute and perform this Agreement, and intends to provide mobile content service based on Party A's mobile telecom network and data service platform.

Therefore, the parties entered into this cooperation agreement on the principle of mutual benefit and advantage sharing, and for the purpose of win-win through developing and flourishing mobile data services.

                              Chapter 2 Definitions

     For the purpose of this Agreement, the following terms shall have specific definitions. Other relevant terms that are not explicitly defined hereunder shall be defined according to laws and regulations or the provisions or rules of PRC laws or competent authorities, to the extent that there is no explicit definition in such laws and regulations, such terms shall be interpreted according to the industrial practice.

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2.1  "CP/SP"

     "CP" is the abbreviation for "Content Provider". For the purpose of this Agreement, "CP" shall only refer to the provider of information sources for the services.

     "SP" is the abbreviation for "Services Provider". For the purpose of this Agreement, "SP" shall refer to professional service entities that provide telecom and information services. "SP" can be a network operator or an integrator of business provided by other network providers and provides integrate services to its customers.

     In this Agreement, "CP/SP" shall include all the professional entities willing to cooperate with Party A, use Party A's mobile telecom network and data service platform, and provide various mobile value-added services to Party A's mobile telecom network subscribers.

2.2 "Subscribers", shall refer to such individuals, corporate persons or other entities that connect with Party A's mobile telecom network and data service platform via mobile terminals or other telecom terminals approved by Party A, and voluntarily receive mobile value-added services provided by Party A and Party B.

2.3 "Mobile Value-added Services", shall refer to telecom and information services based on Party A's mobile telecom network.

2.4  "Mobile Telecom Network and Data Service Platform"

     For the purpose of this Agreement, "Mobile Telecom Network" refers to mobile telecom infrastructure facilities provided by Party A. "Data Service Platform" refers to service platform in addition to mobile telecom network, which is specially designed for one or more specific data services, including but not limited to subscriber interface, CP/SP interface, business management and application billing functions.

2.5 "Service Supporting Systems", means subscriber management, billing, settlement, and accounting systems needed for the normal operation of services.

2.6 "Communication Channel", means physical and logical connections within mobile communication system for the communication between subscribers.

2.7 "Port", means the interface for the communication connection between data service platform and mobile telecom network, data service platform and application server provided by CP/SP, including communication address and relevant specifications.

2.8 "Data Volume", means the communication volume coming in and out of the data service platform.

2.9 "Testing", means the testing on services provided by CP/SP, which may include network connection test, interface conformity test, and function test, so as to ensure the service meet with the requirements for activation.

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2.10 "Grace Period for Withdraw", means certain period that if the CP/SP services needed to be terminated, the CP/SP shall make prior notice to subscribers in appropriate manner within such period prior to the termination thereof, and in which period Party B shall continue its services to subscribers according to subscriber agreement.

2.11 "Equipment Junction Point", means the location of linkage between two physical or logical equipments.

2.12 "Maintenance Interface", as the whole service system is composed of different parts, and the responsibility of maintenance also belongs to different parties, the maintenance interface is to set up the location for different parties to take responsibility for maintenance.

2.13 "System Maintenance", means the daily maintenance and trouble shooting for the normal operation of system.

2.14 "Gateway", means the equipment that provides the function of protocol transition and system interconnection.

2.15 "Customize", means the subscribers acknowledge their acceptance of content services, and voluntarily ask for such services.

2.16 "7X24", means 7 days a week 24 hours a day, without public holidays.

2.17 "Communication Fee", means such fee arising from the use of Party A's network resources by subscribers or the CP/SP; communication fee shall be collected by Party A from subscribers or the CP/SP.

2.18 "Information Service Fee", means such fee arising from the use of CP/SP's content information or application services other than communication fee. In consideration that Party A provides connection service, customer service, billing service and fee collection service, so the information service fee shall be divided in certain portions between Party A and Party B.

2.19 "Corporate Code", refers to "China Unicom Mobile Data Service CP/SP Corporate Code", which is the sole corporate identification that Party A assigns to Party B.

Chapter 3 Scope of Cooperation and Working Interface

3.1 Party A shall provide Party B with paid communication channel and its network subscriber resources, and provide Party B with paid connection service, customer service, billing service and fee collection service based on Party A's customer service, billing and service supporting system.

3.2 The Corporate Code that Party A assigns to Party B is: 20012.
                                                           -----

3.3 Party A shall guarantee the uniqueness and steadiness of the Corporate Code assigned to Party B; the parties acknowledge that Party A's systems shall include but not limited to billing and settlement system, data service platform system and customer service system, the Corporate Code that Party A assigns to Party B and the corporate name of Party B shall have the same effect in identification of Party B.

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3.4 Party B shall provide subscribers with such mobile value-added services through Party A's mobile telecom network and data service platform. The type, description, billing and settlement, and withdrawal of mobile value-added services shall be provided the relevant Exhibits.

3.5 Party B shall obtain Party A's written form confirmation of acceptance after testing prior to the formal launch or addition of any mobile value-added service or the modification thereof. Upon Party B's request, Party A shall be issue such written form confirmation document upon testing on Party B's services to the satisfaction of Party A.

3.6 Before Party B provide by any method any mobile value-added services to the Subscribers, Party B shall make full notice to the Subscribers about the content, method and billing of such services, and other information that the Subscribers need to know for their acceptance of services and/or payment of Information Service Fee. Party B shall start to provide such services only to the extent that there is evidence shows that it has made the notice mentioned above and has obtained the confirmation and/or customization from Subscribers acknowledging their acceptance of mobile value-added services. Without Party A's prior consent in writing, Party B shall not request Subscribers to accept such customization and collect corresponding fees from Subscribers in any way to the effect that "subscribers' acquiescence will be deemed as acceptance" or "customization can only be cancelled by making a phone call or sending a short message, otherwise it shall be deemed as accepted", nor impose any unnecessary burdens to Subscribers as a result of such issues.

3.7 During the term of this Agreement, Party A and Party B shall be responsible for their respective maintenance interface according to the junction point of such equipment. For details concerning the division of interface and responsibilities of maintenance, please see Exhibit 1.

3.8 During the term of this Agreement, Party B shall upon Party A's request provide Party A with reports on the Subscriber development, Subscriber category, subscriber habit, business prospect forecast, and Subscriber information necessary for the administration of such services, ensure timely upgrade of Party A's subscriber database.

3.9 Party B agrees to strictly observe in its mobile value-added services such management measures, service quality standards, customer service standards and other relevant documentations that Party A has already stipulated or will stipulate from time to time. Party A will provide Party B for observance copies of such management measures, service quality standards and/or service standards prior to the formal issuance thereof.

3.10 During the term of cooperation, Party B's any additional mobile value-added service or any modification of its business scope and price shall be subject to billing test to the satisfaction of Party A, and shall be approved by Party A in writing.

3.11 If necessary, Party A and Party B may separately or jointly promote in various ways mobile value-added services.

3.12 Party A and Party B may negotiate for the use of the name, trademark, service mark or logo of Party A or any service in such services jointly provided by the parties and in the promotion of mobile value-added services, provided however, without Party A's request or confirmation, Party B shall not use Party A's name, trademark, service mark or logo in the

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content sent to Subscribers through SMS or other services, to the effect that
Subscribers misunderstand such content is provided Party A or jointly provided by Party A and Party B.

3.13 Party B shall use Party A's name, trademark, service mark, logo and other relevant materials of Party A in its separate promotion of mobile value-added services only to the extent that Party A so requires or such use has been approved by Party A in writing. Party B further warrants that under no circumstance Party B shall infringe the trademark right or other industrial property rights of Party A.

3.14 Party B shall not promote in its content service and/or other services competitors of Party A that have identical and/or similar business scope as Party A.

3.15 Party B shall be solely liable for any consequences arising from mobile value-added services in any form provided by any third party provide to Subscribers through Party B's maintenance interface, Party A shall take no responsibility to Subscribers or such third party for any consequences thereof.

3.16 Party B agrees to accept future modification to services and billing method that Party A will propose in light of the development of relevant services, and to provide Party A with service data information as necessary.

                 Chapter 4 Customer Service Management Interface

4.1 Both parties shall establish 7X24 hours hot-line service center and customer service Email.

4.2 Party A's customer complaint or enquiry center (1001 customer service hot-line) shall direct to Party B for solution of such issues that are not the responsibility of Party A, Party B shall send initial reply to Party A or directly response to Subscribers within one (1) hour thereafter, and shall be responsible for the final explanation or solution of such issues.

4.3 Party B shall not require Subscribers to contact directly with Party A on the excuse that the enquires or complaints it received are the responsibility of Party A. If Party B believes that the enquires or complaints it received are the responsibility of Party A, Party B's customer service personnel or customer service system shall assist Party A to analysis and resolve such enquires or complaints, and contact with Party A within one (1) hour after receipt thereof, and direct the same to Party A upon Party A's confirmation.

4.4 If neither Party A or Party B can determine which Party should be responsible for the enquiries or complaints it received, such Party shall contact with the other Party within one (1) hour after the receipt thereof to find out the Party to be responsible, and help the subscriber resolve the problem as soon as possible, neither Party shall try to evade from its responsibilities thereto.

4.5 Party B shall make detailed description of services that it intends to provide the Subscribers in the application for the activation of services according to the type of service under cooperation, and, to the extent that both parties deem it necessary, such description shall be listed in relevant Exhibits.

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4.6 Party B shall provide Party A's customer service staff with the network interface and authorization for service enquiry and withdraw.

                Chapter 5 Security of Mobile Value-added Service

5.1 Party A shall have the right to conduct necessary testing and data statistics from time to time during the service operation period upon such services provided by Party B, and, in light of the testing results, to require Party B carry out rectification in accordance with Party A's mobile value-added service management procedures.

5.2 Party A shall have the right to control and adjust the data volume and port of the maintenance interface that belongs to Party A, and notify Party B the result thereof.

5.3 Party B shall ensure that the services it provided have no existing or potential material hidden defect that will be exploited by individual Subscriber to cause damage to Party A's mobile telecom network, data service platform or the profit of other subscribers.

5.4 Party B shall observe the State laws, regulations and policies concerning telecommunication and Internet contents, ensure that the content of its information services is not in violation of relevant State laws, regulations and policies, and not send through Party A's system such illegal information listed in the "Information Source's Guarantee Letter Concerning the Security of Networking Information" (attached hereto as Exhibit 9).

5.5 Party B shall be responsible to solve all the disputes in connection with the security and legality of the information it provided.

5.6 Party B's violation of Section 5.4 shall be deemed as material breach of this Agreement. If Party A's business operation suffers any losses due to Party B's violation of section 5.4, Party B shall compensate to Party A's losses. If Party A suffers any negative impact due to Party B's violation of section 5.4, Party B shall publicly acknowledge its liabilities thereto, and make public apology to Party A.

5.7 Party B shall, at its transmission of various data or information to Party A's communication platform, ensure that the data volume will not cause any damage to the safe loading of network. Party A shall have the right to restrict the transmission of any abnormal overload data or information volume that cause negative impact on the security of Party A's network operation.

                        Chapter 6 Billing and Settlement

6.1 Communication Fee shall be set by Party A, and Information Service Fee shall be set by Party B upon Party A's examination and approval. Party A shall collect both the Communication Fee and Information Service Fee, Party B shall not collect any fee from the Subscribers.

6.2 Party B may set the information service fee on the basis of frequency, duration and monthly payment for subscribers to select from.

6.3 Party A shall be entitled to various communication fee arising from the use of Party A's communication network by subscribers or Party B.

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6.4 Proceeds of information service fee shall be distributed between Party A and
Party B in certain percentage after deduction of 8% non performing debt reserve
                                                 --
and other expenses acknowledged by the parties. Party A's share in the proceeds is based on the following services it provided: mobile communication network subscriber resources, relevant service platform, service testing and quality supervision, unified customer service and business promotion, collection of information service fees, and/or billing services.

6.5 The distribution percentage of information service fee, billing and settlement of specific mobile value-added service shall be separately provided in relevant Exhibit of such service.

6.6 Party B shall, prior to each settlement cycle, reconcile the account with Party A on the information service fees. If the discrepancy of the billing between Party A's billing and Party's billing is lower than (<=) 5%, the billing
                                                             --  --
shall be based on Party A's data, if the discrepancy is higher than (>) 5%, both
                                                                        --
parties shall verify the reasons for such discrepancy and timely find out reasonable solutions thereto. Any delay in Party A's payment due to reconciliation of account shall not be deemed as a violation of Party A's obligation in timely payment.

6.7 If the subscribers refuse to pay information service fee due to quality reasons of Party B's service, Party B shall, in addition to pay the communication fee arising from the use of Party A's mobile communication network, pay Party A's share in the information service fee according to the percentage provided in the Exhibit 1 concerning such service.

6.8 Party B shall provide Party A with the standards for service charging in the format provided by Party A, and the final charge rate shall be subject to Party A's confirmation. The formal implementation of any change to Party B's pricing shall be subject to Party A's prior confirmation.

6.9 Settlement cycle:

(1) Party A and Party B shall settle account once in each month.

(2) Settlement cycle: The settlement cycle for China Unicom value-added service shall be one (1) complete calendar month.

6.10 Settlement procedure:

(1) Subscriber use value-added service in the first month;

(2) Party B may reconcile account with Party A on the information service fee receivables prior to the 15th day of the following month, if the discrepancy is higher than 5%, the parties shall resolve the issue through consultations. Party B shall submit the reconciliation and invoice affixed with its seal to the contact person of Party A no later than the 25th day of the following month;

(3) Party B shall make payment to the bank account designed by Party A no later than the 28th day of the third month;

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(4) If Party B fails to submit the reconciliation and invoice affixed with its seal as required by Party A prior to the 25th day of the following month immediately after the occurrence of respective service due to Party B's reason or the process of reconciliation, Party A will suspend its payment for Party B's share of revenue until the end of next quarter upon receipt of Party B's reconciliation and invoice. (This clause shall not constitute a breach of delayed payment under this Agreement.)

6.11 Upon Party A's requirement, Party B shall submit Party A formal invoice to Party A.

6.12 Party A shall make full payment of the information service fee within the specified period and in a manner agreed upon by the parties; Party A shall make payment to the bank account set forth in Article 6.13 hereof.

6.13 Party B's bank account: see Exhibit 3.

               Chapter 7 Intellectual Property and Confidentiality

7.1 Issues relating to copyrights, trade marks, patents and other intellectual property rights shall be in compliance with relevant State laws; Party B shall, in accordance with relevant State laws and regulations, enter into appropriate authorization/license agreements with the intellectual property rights owner/patentee and or/agent, to ensure that mobile value-added service provided by Party B will not infringe on the legal interest of the owner/patentee of the intellectual property rights, and shall upon Party A's request present such authorization/license documents to Party A. Party A shall not be liable for any intellectual property right disputes between Party B and any third parties.

7.2 Party B shall be responsible to solve all the disputes in connection with the security and legality of the information it provided. Party B undertakes and warrants that the information service that it provides will not violate the intellectual rights or other civil rights of any third parties, Party B further undertakes that it will be liable for compensation with respect to any and all lawsuit, claims, administrative punishment, damages and losses arising from the violation of the undertakings and warrants above mentioned.

7.3 Party B warrants that, in the mobile value-added services, in particular the U-map services, Party B shall observe the State regulations concerning the protection of fundamental rights of citizens (including without limitation the right of privacy) in connection with mobile value-added services. Party B shall, in its promotion and supply of U-map location services, fully notify the subscribers of the nature, application scope and relevant laws and regulations in connection with such services. In addition, Party B shall activate U-map location service to a subscriber only to the extent that the subscriber has fully and completely acknowledged and consented to Party B's service (if necessary, Party B shall be able to furnish written form certificate evidencing that the subscriber has fully and completely acknowledged and consented to such service); and Party B shall not use the location information disclosed by the subscriber in connection with the U-map services (whether single, multiple or integrated) for purposes other than that the subscriber has originally customized. With respect to U-map services supplied to special industries, both parties shall strictly observe relevant State regulations, whether such regulations have been promulgated or implemented prior to/at the execution of this Agreement or relevant Exhibits.

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7.4 Party A may design, produce and register trademark, service mark or logo for its mobile value-added services, and use such trademark, service mark or logo for marketing promotion. If both parties are jointly engaged in such marketing promotions (hereinafter "Joint Promotion"), both parties shall agree on details of the Joint Promotion in relevant service Exhibits, or enter into separate cooperation agreements concerning the Joint Promotion according to actual needs. The parties hereby agree that, the purpose of Joint Promotion is to better operate such mobile value-added service, the Joint Promotion or any activities related thereto shall not infringe upon the trademark rights, intellectual property rights or industrial property rights either of Party A or Party B and/or any third parties. If any party hereto infringes upon the trademark rights, intellectual property rights or industrial property rights of any other third party through its unilateral acts, the infringing party shall be liable for all the consequences of infringement, compensate the economic loss that the non-infringing party may suffer, and eliminate negative social impact upon the non-infringing party that may arise therefrom.

7.5 Party A and Party B shall keep confidential of this cooperation and the details of this Agreement. Neither Party shall disclose the details of this Agreement and other relevant content to any third parties without prior written consent of the other Party.

7.6 During the term of this Agreement and five years thereafter, neither Party shall disclose, reveal or provide any business secret (including financial secret), technical secret, business know-how and/or other confidential information and materials (whether such information or materials are in written, oral or other forms) that such Party obtained from the other Party.

7.7 During the term of this Agreement and five years thereafter, both parties shall keep confidential of business secret (including financial secret), technical secret, business know-how and/or other confidential information and materials (whether such information or materials are in written, oral or other forms) that have been jointly created by the parties in the performance of this Agreement, without the other Party's consent, neither Party shall disclose, reveal or provide the same to any third parties.

              Chapter 8 Liability for Breach and Dispute Resolution

8.1 Both parties shall strictly observe the provisions of this Agreement, if any Party suffers damage or the cooperation hereunder is unable to proceed due to the failure of the other Party to perform its obligations, warrants or undertakings hereunder, or the violation of its representations hereunder, then the other Party shall constitute a breach of this Agreement.

8.2 If any Party's breach causes negative social impact or economic losses to the other Party, the Party not in breach shall have the right to hold the breaching Party responsible for such breach, ask the breaching Party to eliminate such impact and make corresponding compensations, and shall have the right to terminate this Agreement.

8.3 Any disputes arising from or in connection with this Agreement shall be settled through amicable consultations between the parties in the spirit of cooperation.

8.4 The parties agree, if any dispute arising out of or relating to this Agreement can not be settled through consultations, such dispute shall be submitted to Beijing Arbitration Commission for arbitration in accordance with the arbitration rules of the Commission. The

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arbitration award is final and binding on both parties. The arbitration shall be conducted in Chinese.

8.5 The execution, performance and interpretation of this Agreement shall be governed by the laws and regulations of the People's Republic of China.

                             Chapter 9 Force Majeure

9.1 "Force Majeure" means all the events that can not be controlled or foreseen, nor can be avoided by the parties hereto, which prevent any Party to perform part or all of this Agreement. These events shall only include: earthquake, landslide, collapse, flood, typhoon, abnormal weather, and fire, explosion, accident, war, riot, insurgence, mutiny, social upheaval or violence, terrorism event, sabotage, or any other similar or dissimilar incidents.

9.2 In the event that any Party hereto is affected by Force Majeure event and thus unable to perform its obligations hereunder, such Party shall not be held responsible for the other Party's losses arising therefrom.

9.3 The Party affected by such Force Majeure event shall promptly inform the other Party of its occurrence in writing and within 15 days thereafter send a valid certificate issued by the relevant authority explaining the detail of such event and the reason for the failure or delay to perform all or any part of this Agreement. Both parties shall negotiate whether continue to perform or terminate this Agreement according to the degree of impact on the performance hereof caused by such event.

                       Chapter 10 Amendment or Termination

10.1 During the cooperation between the parties, relevant business management rules and relevant customer management rules stipulated by Party A for mobile value-added services shall be incorporated as supplemental Exhibits hereto. If there is any conflict between the provisions of this Agreement and the management rules aforesaid, the management rules shall prevail. Both parties agree to negotiate on the conflicting provisions, and execute supplement agreement on the amendment of this Agreement.

10.2 If any Party hereto intends to amend or revise this Agreement, it shall send written notice to the other Party at least 15 days prior thereto. The parties shall negotiate on the written form amendment or modification of this Agreement.

10.3 Unless expressly provided hereunder, during the performance of this Agreement, neither Party shall suspend, terminate or cancel this Agreement without written consent of the other Party.

10.4 In the event that any Party hereto is unable to continue its operation or the mobile value-added service cooperation hereunder due to the other Party's failure in performing its obligations and responsibilities hereunder, or material violation of the provisions of this Agreement, it shall be deemed as a unilateral termination of this Agreement by the breaching Party, and the non-breaching Party shall have the right to claim for compensation from the breaching Party for the economic losses caused by such breach, and terminate this Agreement.

10.5 Party B has to terminate this Agreement due to technical or economic reasons, Party B shall make at least 1 month prior notice to Party A, and provide 1-3 months grace period to continue its services to the subscribers and make at least 90 days announcement about the termination of services on its website (Web/WAP) or other channels to the subscribers.

10.6 If Party A and Party B have made any previous agreement concerning the mobile value-added service hereunder, such agreement shall be automatically terminated upon this Agreement becomes effective, and each the parties hereto shall assume its respective loss arising therefrom.

                          Chapter 11 Withdraw Mechanism

11.1 If Party B in the process of applying for mobile value-added services fails the testing within three months period (commencing from Party A's notification to Party B of such testing), the cooperation agreement between Party A and Party B concerning mobile value-added services shall be automatically terminated.

11.2 The parties hereto agree to implement the withdraw mechanism under certain circumstances, and to determine the termination of one or more service cooperation based upon the examination of Party B's information fee revenue, subscriber's complaint and service testing. Party A and Party B may apply specific withdraw mechanism according to different types of services, and stipulate the same in relevant Exhibits.

11.3 Party A shall reserve the right as whether to apply withdraw mechanism to terminate the cooperation with Party B in one or more services. According to actual conditions, Party A may, within one month prior to the expiration of this Agreement or within one month after Party B has satisfied the conditions for applying the withdraw mechanism, decide whether to conduct a second testing on Party B's services and determine whether to apply withdraw mechanism.

11.4 If Party B is in a special industry, Party A shall have the right to determine whether to apply withdraw mechanism provided under this Agreement and relevant Exhibits.

11.5 The termination of one or more services under cooperation according to this Chapter 11 or relevant Exhibits shall not impact on other services currently engaged by Party B, nor such services that Party B has applied for but pending activation.

11.6 If Party B is in material breach of this Agreement or material violation of the service standards concerning service quality and customer service that have been stipulated by Party A, Party A shall, in addition to applying the withdraw mechanism for terminating the cooperation with Party B in the respective service, reserve the right to terminate other service cooperation for which Party B is not in breach.

                          Chapter 12 Contact Personnel

12.1 For the purpose of cooperation, Party A and Party B may appoint its respective contact personnel according to different types of service. Detailed information about contact personnel, address and method for communication will be provided under relevant Exhibits.

                   Chapter 13 Effectiveness and Miscellaneous

13.1 This Agreement shall become effective as of the date it is signed by the authorized representative of the parties and affixed with the official seal of the parties, and the billing and settlement shall be commenced at the date of formal activation of services hereunder. This Agreement shall expire on March 31, 2005, unless terminated according to the terms hereof. Prior to the expiration hereof, Party A may examine Party B's capacity and qualification in performing this Agreement, and, to the extent that Party A believes that Party B has the capability to perform this Agreement and that Party B is qualified for the continued performance hereof, this Agreement shall be automatically renewed, and each renewed term hereof shall be one (1) year.

13.2 Upon execution of supplemental Exhibit signed by Party A on each page for confirmation, and signed by Party B's authorized representative and affixed with official seal, such Exhibit shall become effective and constitutes an integral part of this Agreement. Any modification to the information about Party B's bank account, contact personnel and customer service set forth in Exhibit 3 shall become effective after being signed by such authorized representative. The power of attorney and signature stamp of such authorized representative is attached hereto as Exhibit 15, which will be provided by Party A and executed simultaneously with this Agreement.

13.3 This Agreement and Exhibits hereto are in two originals, each of Party A and Party B holds one thereof, which are of the equal legal effect.

Exhibit 1: Maintenance Sections and Responsibilities of Both Parties

A.   Diagram of the Maintenance Sections

                        [DIAGRAM OF MAINTENANCE SECTIONS]

B.   Party A's Responsibilities

(1) Party A shall contribute software and hardware required by its mobile communication network and data service platform.

(2) Party A shall cooperate with Party B to connect Party B's server to Party A's gateway or server.

(3) Party A shall provide Party B with the mobile value-added service technical protocol and interface specifications.

(4) Party A shall maintain the normal operation of the network communication that is indicated in the diagram above to be responsible by Party A, and assume responsibility for network problems not caused by Party B. Party A has the right to restrict on the transmission of any excessive data or information that damaging the safety of Party A's network operation.

(5) Party A shall provide statistics for the information transmission volume through Party A's telecommunications channel, and ensure the reliability and timeliness of such statistics data, and assume responsibilities for any damages arising therefrom.

(6) Party A shall notify Party B in advance for any transmission interruption resulting from testing, maintenance or other foreseeable reasons, including the reason, time and period for such transmission interruption.

(7) Party A shall immediately notify Party B within reasonable time of any transmission interruption caused by unforeseeable reasons such as problems with network switch or other network problems.

C.   Party B's Responsibilities

(1) Party B shall be responsible for the construction and maintenance of its own "application service", including all hardware equipment, system testing, activation, maintenance, daily service management, market promotion and expenses relating to this service.

(2) Party B shall be responsible for the connection between Party B's system and Party A's gateways and servers, and the expenses for the application, lease and maintenance of relevant telecommunication lines.

(3) Party B shall be responsible for the editing, review and production of the information that it provides, and ensure the timeliness, truthfulness, reliability and legality of such information, and assume related liabilities thereto.

(4) Party B shall ensure the testing and activation of its system would not affect the normal operation of Party A's network and assume related liabilities for any damages to Party A's network system arising therefrom.

(5) Party B shall make prior notice to Party A in writing for the commissioning, activation and modification of its system, and notify subscribers of the same through effective means such as email, advertisement or short messages upon Party A's confirmation thereof, and shall reduce the impact on subscribers to the minimum degree.

(6) Party B shall observe Party A's emergence adjustment to the volume of short messages so as to ensure the normal operation of SMS services.

(7) Party B undertakes not to create overload transmission volume that would harm the network safety when transmitting messages to Party A's SMS service platform.

(8) Party B shall provide 7 days a week and 24 hours a day system maintenance.

Exhibit 2: Information Source Networking Information Safety and Security Liability Statement

The information source unit (CP/SP in the Agreement) that connects with the mobile communication network, UNINET or relevant service platform of China Unicom (including but not limited to SMS gateway, WAP gateway, JAVA/BREW download server, GPRS server) shall undertake to comply with the following regulations:

     I. The information source unit shall comply with applicable state laws, regulations and directives, and to strictly implement regulations on information security management.

     II. The information source unit shall not use mobile communication network, UNINET or relevant service platform of China Unicom to conduct criminal activities which may jeopardize national safety or cause disclosure of national secrets; not to use mobile communication network, UNINET or relevant service platform of China Unicom to produce, browse, copy, or transmit the information which breaches the Constitution or the laws, prevent social security, disrupt national unity or national solidarity, or is erotic or violent, nor to use mobile communication network, UNINET or relevant service platform of China Unicom to publish any information of the following nature:

1. that opposes the basic principles set for in the Constitution;

2. that jeopardizes national security, divulges state secrets, subverts the government or undermines national unity;

3. that is detrimental to the national image and interests;

4. that instigates ethnic hatred or discrimination or that damages inter-racial unity;

5. that undermines state policy on religion, or that advocates cults or feudal superstitions;

6. that spreads rumors, disrupts the social order or undermines social stability;

7. that spreads obscenity or pornography, or that advocates gambling, violence, murder, fear, or that incites criminal activities;

8. that insults or slanders other people, or that infringes upon their lawful rights and interests; or

9. other contents prohibited by laws or administrative regulations.

Upon discovering the information being transmitted, the information source unit shall take prompt measures to stop such transmission and report to relevant authorities.

III. The information source unit shall comply with state regulations on intellectual property in respect of provision of information.

IV. The information source unit shall guarantee the safety and stability of the service content during the network testing, trial operation and upon activation of the service, that will not cause any damage to the mobile communication network, UNINET or relevant service platform of China Unicom.

V. The information source unit shall put in place effective information security controls and technology protection measures and accept administration, oversight and examination of relevant authorities.

VI. In the event of any breach of such regulations, Party A shall take measures to close the channel accessible to such information source and hold the responsible unit liable, and terminate cooperation with such unit. The liability statement shall be kept by Party A.

Responsible unit: Hurray! Solutions Ltd.

Responsible person:

(signature, seal)

Date: March 29, 2004

Exhibit 3: List of Information Concerning Party B's Mobile Value-added Service

     [List of Information Concerning Party B's Mobile Value-added Service]

-------------------------------------------------------------------------------------------------
                   Full Name
                   of the
                   Company                         Hurray! Solutions Ltd.
                   ------------------------------------------------------------------------------
                   Corporate            Abbreviation  HURRAY! SOLUTIONS LTD.
                   Code          20012  in English
                   ------------------------------------------------------------------------------
Company
Information        Telecom &                          Term of
                   Information                        Telecom &     From September 9, 2002 until
                   Service                            Information   September 8, 2007
                   License No.   020184               Service
                                                      License
                   ------------------------------------------------------------------------------
                   Telecom                            Term of
                   Value-added                        Telecom
                   Service                            Value-added
                   License No.                        Service       From [  ] until [  ]
                                                      License
                                                      Number
                   ------------------------------------------------------------------------------
                   Business                           Term of
                   License No.   1100002088140 (1-1)  Business      From September 21, 1999 until
                                                      License       September 20, 2019
-------------------------------------------------------------------------------------------------
                   Name          Yang Xiaolai         Tel.          010-65188989
                   ------------------------------------------------------------------------------
Contact Info       Mobile        13301338868          Fax           010-65191531
                   ------------------------------------------------------------------------------
                   Email                           xlyang@hurray.com.cn
-------------------------------------------------------------------------------------------------
Mobile             24-hour
Value-added        customer                           8008106200
Service Customer   hotline
Service Info       ------------------------------------------------------------------------------
                   Person in
                   Charge                             Wang Qiruo
                   ------------------------------------------------------------------------------
                   Customer
                   Service and
                   Introduction                     www.hurray.com.cn
                   Website
-------------------------------------------------------------------------------------------------
Information        Full Name
about Party B's    of the                      Hurray! Solutions Ltd.
Bank Account       Recipient
                   ------------------------------------------------------------------------------
                   Deposit
                   Bank of                     Huaxia Bank Shouti Branch
                   Recipient
                   ------------------------------------------------------------------------------
                   Recipient's
                   Bank Account                      742-819136012
-------------------------------------------------------------------------------------------------

                          Execution Page (No Body Text)

Party A: China Unicom Co., Ltd.

Legal Representative or Authorized Representative: Wang Yingpei

Date:

Party B: Hurray! Solutions Ltd.

Legal Representative or Authorized Representative: Li Jieqiang

Date: March 29, 2003

                                    Exhibit 6

                                  WAP Services

                          Serial No.: CUVAS-A2004-052/W

                             Exhibit 6: WAP Services

1.   Mode of Cooperation

     U-Info is a mobile value-added service Party A provides to its subscribers. Being a "Mobile Network Provider", Party A provides Party B with fair and high quality WAP service platform and network, subscriber resources, maintain WAP platform and manage relevant WAP content; Party B shall connect to such platform and provide WAP content, and both parties shall jointly provide nation wide WAP services to subscribers.

2.   Billing and Revenue Participation

(1)  Billing:

     Specifications:

     E:   Earning of information service fee receivables
     B:   Bad account reserve ratio, B=8%;
     S:   Party B's share in information service fee receivables
     A: Final participation ratio, i.e., the final percentage of earnings received by Party B in the total amount of information service fee receivables;

     Accordingly, the method for calculation of final participation ratio "A" shall be: A=(1-B) * S

     In the earning of information service fee receivables "E", Party B shall take E*A.

     Party A shall calculate and sum up the earnings of different types of services that belong to Party B according to the respective ratio agreed by the parties, and, upon deduction (or addition) of other expenses that should be paid (or obtained) by Party B, the earning that goes to Party B will be finally determined.

     If during certain billing period special service fees (including free of charge and deduction), then the special service fee shall be applied to the calculation of information service fee for such period.

(2)  Participation Ratio

     Party A and Party B shall upon consultations determine the following participation ratio in connection with information service fee receivables (Bad account reserve ratio B=8%);

     The ratio of Party B's share in the information service fee receivables shall be 80% upon formal commercialization of services. If Party A sets forth any floating participation ratio, Party A shall make written notice to Party B and execute supplemental agreement.

3.   Billing of Monthly Fees

(1) The billing cycle for monthly information services fee shall be one calendar month.

(2) Subscribers who have customized monthly service commencing at 0:00:00 of the 1st day of a calendar month and ending at 23:59:59 of the 14th day of the current month shall be collected with whole monthly information fee of such service; Subscribers who have customized monthly service commencing at 0:00:00 of the 15th day of a calendar month and ending at 23:59:59 of the last day of the current month shall be collected with half of the monthly information fee of such service.

(3) After ordering of such service, information fee already collected in the current month shall not be refundable, and subscribers may continue to use such service in the billing cycle of the current month; no information fee shall be collected from such subscribers from the beginning of the next billing cycle.

4.   Withdraw Mechanism

(1)  Basic principles

A.   Withdraw mechanism based upon service testing

     If Party B in the process of applying for mobile WAP service (for the purpose of this Agreement, refers to U-info service) fails the testing within three months period (commencing from Party A's notification to Party B of such testing), the cooperation agreement between Party A and Party B concerning WAP service shall be automatically terminated.

B.   Withdraw mechanism based upon service development

     Services provided by CP/SP shall be ranked according to the China Unicom U-Info Service Appraisal and Management Rules, if Party B continuously ranks behind in certain service, Party A has the right to apply withdraw mechanism thereto; if Party B continuously ranks behind in several services or has records of low quality service, breach or violation of regulations, Party A shall have the right to apply withdraw mechanism to Party B in connection with U-info services.

(2)  Withdraw mechanism

A. If any service of Party B ranks in the last 10% in three consecutive rankings of such service, Party A shall have the right to terminate the service.

B. In the promotion of services, Party B adopts unjustified method to interfere the normal operation of other CP, and brings negative impact upon Party A' normal cooperation with CP.

C. There is high percentage of complaint from subscribers, causing negative market impact.

D. Party B is in material violation of this Agreement or relevant laws and regulations.

E. In the circumstances above mentioned, Party A shall apply the following measures within withdraw mechanism according to Party B's acts:

     (i) Circulate notice of criticism: Party B's violation shall be notified to each local branch of Party A; Party A and its branches will suspend handling of Party B's application for new services;

     (ii) Collect liquidated damages: In the event of violation, Party A shall have the right to claim for liquidated damages from Party B according to the provisions hereunder, so as to compensate such loss suffered by Party A.

     (iii) Temporary suspension of settlement: Settlement with Party B shall be suspended for 1-3 month period, previously settled amount shall be deducted as the liquidated damages. Both parties shall thereafter negotiate for solutions.

     (iv) Rectification with specified term: Party B shall rectify its network, customer service and business plan within the specified term according to Party A's request, during which period Party A shall suspend Party B's service.

     (v) Party A shall restrict Party B from sending data or information, or eventually shut down Party B's service channel.

     (vi) Public apology on media: In the event that Party A suffers negative social impact due to Party B's breach/violation, Party B shall make public apology on two or more public media, including one national media and one provincial media, and shall apologize personally to those subscribers involved.

     (vii) Terminate cooperation: Party A shall terminate the cooperation with Party B on the following reasons: (a) if several services of Party B rank in the last 10% for consecutive period, Party A shall have the right to propose to terminate this Agreement; and (b) if Party B is in material breach or violation of laws and regulations, Party A shall have the right to terminate the cooperation with Party B, and Party A shall in principle not to accept Party B's service application within one year thereafter.

                  Confirmation Page (No body text on this page)

     This page is the confirmation page for signature and seal of Exhibit 6 of
                                                                         ---
the China Unicom Mobile Value-added Service Cooperation Agreement (Serial No. CUVAS-A2004-052).
---------------

Party B: Hurray! Solutions Ltd. (Seal)

Legal representative or authorized representative: (Signature)

Date: March 29, 2004